Other long-term investments	12 Months Ended
Dec. 31, 2022
Other long-term investments
Other long-term investments

(11) Other long-term investments

The development of investments measured at fair value in accordance with IFRS 9 is shown below:

	2022	2021
	k€	k€
Balance at 1 January	268,793	19,289
Additions	46,137	6,647
Additions due to discontinue use of equity method	—	19,463
Adjustments at fair value, affecting net income	(172,159)	223,394
Adjustments at fair value, affecting OCI	(11,729)	—
Net book value 31 December	131,042	268,793

Exscientia was previously accounted for using the equity method (please refer to Note 10 for information).

Investments are continuously tested for fair value adjustments. Fair value adjustments of k€ 174,729 mainly relate to two financing rounds of Exscientia in which Evotec did not participate as well was the first-time listing of Exscientia.